Karen Colonias CEO Brian Magstadt CFO STRENGTH BUILT IN May | 2019

Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995,Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, based on numerous assumptions and subject to risks and uncertainties (some of which are beyond our control), such as statements regarding U.S. housing starts and the future demand for the Company’s products and services, including in the second quarter of 2019; the Company's 2019 full-year gross profit margin, operating expenses, as a percentage of net sales, and effective tax rate; the Company's potential cash repatriation to the United States; as well as future steel prices. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions of the forward-looking statements the Company furnishes will not materialize or will vary significantly from actual results. Although the Company believes that these forward-looking statements are reasonable, it does not and cannot give any assurance that its beliefs and expectations will prove to be correct, and our actual results might differ materially from results suggested by any forward- looking statement in this document. Many factors could significantly affect the Company's operations and cause the Company's actual results to differ substantially from the Company's expectations. Those factors include, but are not limited to: (i) the impact, execution and effectiveness of the Company’s current strategic plan, the 2020 Plan (including strategies, objectives and targets thereunder), and the Company’s efforts and costs to implement the plan; (ii) general business cycles and construction business conditions; (iii) customer acceptance of the Company's products and services as well as their prices; (iv) product liability claims, contractual liability, engineering and design liability and similar liabilities or claims; (v) relationships with key customers; (vi) materials and manufacturing costs; (vii) the financial condition of customers, competitors and suppliers; (viii) technological developments including software development; (ix) increased competition; (x) changes in industry practices or regulations; (xi) litigation risks; (xii) changes in capital and credit market conditions; (xiii) governmental and business conditions in countries where the Company's products are manufactured and sold; (xiv) changes in trade regulations, agreements and treaties; (xv) the effects of acquisition activities of the Company or the lack thereof; (xvi) changes in the Company's plans, strategies, objectives, assumptions, expectations or intentions; (xvii) natural disasters and other factors that are beyond the Company’s reasonable control; (xviii) changes in U.S. and international taxes, tariffs and duties including those imposed on the Company’s income, imports, exports and repatriation of funds; and (xix) other risks and uncertainties indicated from time to time in the Company's filings with the U.S. Securities and Exchange Commission including in the Company's most recent Annual Report on Form 10-K under the heading “Item 1A - Risk Factors.” Actual results might differ materially from results suggested by any forward-looking statements in this document. Except as required by law, the Company undertakes no obligation to publicly release any update or revision to these forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events or otherwise. The information in this document speaks as of the date hereof and is subject to change. Any distribution of this document after the date hereof is not intended and should not be construed as updating or confirming such information. In light of the foregoing, investors are advised to carefully read the Company's securities filings in connection with the important disclaimers set forth above and are urged not to rely on our forward-looking statements in making an investment decision about our securities. The Company further does not accept any responsibility for any projections or reports published by analysts, investors or other third parties. In addition, the Company regularly uses its website to post information regarding its business and governance. The Company encourages investors to use http://www.simpsonmfg.com/ as a source of information about Simpson. 2

Investment Highlights Industry leader with unique business model, strong brand recognition and trusted reputation Diversified product offerings and geographies mitigates exposure to cyclical U.S. housing market Strong market share in wood products with significant opportunities in all addressable markets Industry-leading gross profit and operating margins Strong balance sheet enables financial flexibility and shareholder returns Committed to returning a minimum of 50% of cash flow from operations to shareholders 3

Company Overview Simpson Manufacturing Co. designs, engineers and manufactures structural connectors, anchors, fasteners, software solutions and other products for new construction, repair and remodel, and do-it-yourself markets Key Facts and Figures(1) Unique Business Model… • Ticker: NYSE:SSD • Simpson has spent over 60 years providing the highest-quality • Market Cap: $2.92 B structural building solutions, and has built a strong foundation of product innovation, customer service and industry leadership • Year Founded: 1956 • Simpson is seen as a thought leader in supporting the process of • Year Public: 1994 building safer, stronger structures in collaboration with customers, • 2018 Revenue: $1.08 B specifiers and code officials • Simpson continues to differentiate from competitors across • Headquarters: Pleasanton, CA operating segments by designing and marketing end-to-end • Operations in 50 locations construction product systems globally • Simpson promotes a culture of employee ownership focused on • Employees: 3,135 the value and contributions of every employee …Drives Shareholder Value • Balanced capital allocation strategy utilizes free cash flow to grow the business and to provide returns to stockholders(2): 40% $234M 90% Increase in quarterly Share Cash flows from dividend repurchases operations returned to shareholders (1) As of May 15, 2019. 4 (2) Data as of the three years ended December 31, 2018.

Products for Construction

SIMPSON Manufacturing COMPANY

245 Engineers	35 Engineering & Lab Technicians	1,086 Patents & Trademarks	174 Patents Pending	204 Code Reports

Wood Construction Products

- Produce and market over 10,000 standard and custom products
- Typically made of steel and are used primarily to strengthen, support and connect wood joints



SAMPLE PRODUCT LINES: Truss plates, screw-delivery systems, holdowns, fasteners, joist hangers, wood & steel shearwalls, moment frames

Product Applications



Single Family



DIY: Decks



Multi-Family




Outdoor Accents® Hardware

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Products for Construction (continued) Concrete Construction Products • Produce and market over 1,000 standard and custom products • Composed of various materials including steel, chemicals and carbon fiber used to anchor, protect and strengthen concrete SAMPLE PRODUCT LINES: Powder-actuated tools, mechanical anchors, adhesives, concrete repair systems, fiberglass jackets, carbon fiber Product Applications Bridges Concrete Piers Agricultural Silos DIY – The Home Depot 6

Addressable Market Opportunity(1) Addressable Market $1.3 B (9%) $5.8 B Addressable Market $730 M (13%) $15.0 B $1.5 B Addressable Market: $1.5 B (100%) Fasteners (Addressable) Concrete (Addressable) Wood Connectors & Truss (Addressable) (1) Note: Market sizes and market shares based on internal estimates using information as of December 31, 2018. Includes North America, 7 Europe and Pacific Rim.

Simpson’s Market Share(1) SSD’s Share $165 M (13%) $730 M SSD’s Share $151 M (21%) $1.3 B $1.5 B SSD’s Share $763 M (51%) Fasteners (SSD Share) Concrete (SSD Share) Wood Connectors & Truss (SSD Share) (1) Note: Market share based on net sales as of the full year ended December 31, 2019. Market sizes based on internal estimates using 8 information as of December 31, 2018. Includes North America, Europe and Pacific Rim. Fasteners Concrete Wood Connectors & Truss

Global Presence Simpson Manufacturing Co. operates across 3 reporting segments (North America, Europe & Asia/Pacific) with 2 primary product lines (Wood Construction & Concrete Construction) Home Office 26 Manufacturing Locations 31 Warehouses, Sales Offices & R&D Facilities Countries of distribution Our > 24,000 Customers distribute our product through their own distribution channels 9

Net Sales Correlation to U.S. Housing Starts Our investments in adjacent products and markets have helped mitigate our exposure to a cyclical U.S. housing market over time… $1,100 2.0 $1,000 1.8 $900 1.6 $800 1.4 Housing Starts (M) $700 1.2 $600 1.0 ($M) $500 0.8 $400 0.6 $300 $200 0.4 $100 0.2 $0 0.0 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Gross 42.1% 39.8% 40.3% 35.1% 44.0% 44.9% 43.0% 44.5% 45.1% 44.9% 47.6% 45.4% 44.5% Margin: North America Net Sales Total Net Sales Gross Profit Income from Operations Housing Starts 10

Strategic Growth Initiatives Rationale …while also allowing us to provide a complete product solution to our customers and to improve sales and margins in our core wood connector business. EUROPE CONCRETE SOFTWARE • Attractive opportunity to • Sharpening focus on • Preserves market share of grow wood connectors, higher-margin product lines core wood connector fasteners and concrete to drive profitability and business through products with tailwinds from increase market share from availability of end-to-end improved economic 10% to 14% by fiscal 2020 product and software conditions solution • Complementary to wood • Helps diversify from construction product • Development of best-in- significant exposure to U.S. offering class truss software housing starts solution, specifically, • Able to perform throughout enhances technological • Expands trusted brand all industry cycles given capabilities to remain reputation through less reliance on U.S. competitive extensive testing and housing starts for growth education capabilities • Over 40% of our core wood connector sales are to customers with software needs 11

Simpson Strong-Tie Software Strategy

Over 40% of our core wood connector sales are to customers with software needs

Design
- Web Apps

Input
- 2D / 3D Takeoffs

Estimation Workflow
- **Simpson's Proprietary** Software Pipeline
  - LotSpec (Option Management)
  - Truss Studio

Output
- Bill of Material → Back-Office Systems
  - Simpson Products
  - Hyphen Supply Pro

STRATEGIC RATIONALE

- Without software solutions, we believe a meaningful portion of our market share in our core wood connector products would be at risk
- Investments in software have enhanced our technological capabilities to remain competitive in wood construction space
- Simpson's proprietary software allows data to transfer into "estimation workflows", where customers can:
  - Review blueprints and provide builders with a required bill of materials, specified with Simpson products
  - Submit the bill of materials into their back-office systems to save and process the order

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Competitive Advantage Aside from our strong brand recognition and trusted reputation, Simpson is unique due to: • Strong customer support and education for engineers, builders, contractors and code officials • Provide on-site customer installation training and support • Extensive product testing capabilities at our state-of- the-art test lab • We lead the industry in developing higher load values, faster product installations and increased building safety standards to better serve the needs of our customers • Product availability with delivery in typically 24 – 48 hours or less • Active involvement with code officials and agencies to improve building construction practices Testing of Simpson Strong-Tie® FX-70 Structural Repair and Strengthening System at Simpson’s Tyrell Gilb Research Lab – the industry’s first full-scale, cyclic test of a repaired wood pile. 13

Operating Income Margin Outperformance Simpson Historical Operating Income Margin Versus Peer Average(1) 25.0% 19.9% 20.0% 16.4% 15.1% 14.1% 13.8% 14.1% 16.0% 15.0% 13.3% 13.2% 13.3% 12.3% 12.1% 11.6% 9.4% 9.5% 12.6% 10.7% 10.0% 7.8% 6.0% 6.1% 5.5% 5.0% 3.2% 3.2% 0.0% (0.4%) (5.0%) (6.2%) (10.0%) (8.3%) (15.0%) 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 SSD Peer Average (1) (1) Peer average includes: AAON, AMWD, APOG, AWI, CBPX, EXP, ROCK, IIIN, DOOR, PATK, PGTI, NX, SUM, TREX, USCR and WMS. 14

Strong Business Drives Shareholder Value Since 2010, Simpson has grown EPS by 370% and increased its quarterly dividend by 130%(1) Our 2018 Sales by Product… EPS(2) ($ USD Millions) Other $2.72 $0 Concret e $1.94 Construc $1.86 tion $1.38 $165 $1.29 $1.04 $1.05 $0.87 Wood $0.58 Construc tion $913 2010 2011 2012 2013 2014 2015 2016 2017 2018 and Across Operating Segments Dividends Per Share(3) ($ USD Millions) Asia/Pacif ic $0.86 $9 $0.81 Europe $0.70 $159 $0.62 $0.55 $0.50 $0.50 $0.50 $0.40 North America $911 2010 2011 2012 2013 2014 2015 2016 2017 2018 (1) As of March 31, 2019. (2) The enactment of the Tax Cuts and Jobs Act in December 2017 resulted in a provisional net charge of $2.2 million in the fourth quarter of 2017, or an impact of $0.04 per fully diluted share. (3) Part of the 2013 dividend was accelerated due to uncertainty of changes to tax code in 2013. The dividend paid in Dec 2012 is included in 2013. 15

Disciplined Capital Allocation Strategy Simpson has established a current target capital return to shareholders of a minimum of 50% of cash flows from operations through both dividends and repurchases of its common stock • Improve cash flow through better Cash Flow from management of working capital and overall balance sheet discipline Operations • Committed to return 50% of cash flow from operations to shareholders Organic Growth Share Repurchases Dividends Investments • Maintain opportunistic approach • Focus primarily on organic • Maintained and grown quarterly • $100 million of share repurchase growth opportunities through cash dividends consistently authorized in 2019 strategic capital investments in since 2004 the business 16

Thoughtful Deployment of Capital Over the past three years we have… • Increased our annual dividend by approximately 40% • Repurchased more than $230 million in shares, including a record $111 million in fiscal 2018 …resulting in returns of our cash flow from operations to stockholders of over 90% Cash Flow from Operations, Capital Invested and Capital Returned (2016 – 2018) $378 M $234 M $129 M $110 M $35 M Cash Flow from Capital Acquisitions Share Dividends Operations Expenditures Repurchases 17

2020 Plan

KEY OBJECTIVES	FY 2016A	2020 TARGETS
1 FOCUS ON ORGANIC GROWTH	• $861 million Net Sales	• ~8% Organic Net Sales CAGR(1)
2 RATIONALIZE COST STRUCTURE TO INCREASE PROFITABILITY	• 31.8% Operating Expenses as a % of Net Sales • 16.2% Operating Income Margin(2)	• ~26% - 27% Operating Expenses as a % of Net Sales • ~21% - 22% Operating Income Margin(2) • Working with leading management consultant to identify additional opportunities
3 IMPROVE WORKING CAPITAL MANAGEMENT & BALANCE SHEET DISCIPLINE	• 2x Inventory Turn Rate	• 4x Inventory Turn Rate • Working with external consultant to identify further improvements to inventory management

IMPROVE RETURN ON INVESTED CAPITAL(3)

- Execution on the 2020 Plan is expected to substantially enhance ROIC
- Expect to achieve 17% to 18% ROIC target by FY 2020, up from 10.5% in FY 2016

INCREASE CAPITAL RETURN TO SHAREHOLDERS

- Committed to returning a minimum of 50% of cash flow from operations to shareholders
- Utilize capital from inventory reductions and balance sheet efficiency improvements to repurchase shares
- Review of owned real estate properties for potential sale; capital release to be used for repurchases

(1) Based on FY 2016 reported net sales of $861 million.
(2) Operating income margin refers to consolidated income from operations as a percentage of net sales.
(3) See slide 29 for Return on Invested Capital (ROIC) definition.

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3-Year Relative Price Performance Recent stock price performance reflects clarity surrounding business strategy, growth prospects and operational efficiencies SSD: +69% Proxy Peers: +62% S&P 500: +43% DJUSBM: +20% Simpson Manufacturing Co., Inc. DJ US TM/Building Materials & Fixtures Index Proxy Peers S&P 500 Note: Peer average includes: AAON, AMWD, APOG, AWI, CBPX, EXP, ROCK, IIIN, DOOR, PATK, PGTI, NX, SUM, TREX, USCR and WMS. Note: As of April 30, 2019. 19

Robust Sustainability Programs We believe in doing what’s right for our people, customers and community Environmental Efforts Social Programs Manufacturing Process Employee Involvement Our value engineering process optimizes design while Our employees dedicate hundreds of volunteer hours each maximizing performance for construction year in their local communities Energy Efficiencies All Inclusive Workplace We strive to increase energy efficiencies at our facilities for Our Boulstrop, Denmark, branch was named “Inclusive environmentally friendly, cost-effective operations Workplace of the Year” in 2014 Sustainable Building Practices Scholarships We support established national and local sustainable Our program provides financial assistance to employees’ building practices children, and to engineering and architecture students Recycling Sponsorships We recycle most key materials to reduce our impact on the We sponsor a variety of campaigns to help support those in environment our industry Innovative Product Use Disaster Relief Our products strengthen structures they are installed in, Simpson supports disaster relief and recovery efforts making them more able to resist natural forces around the globe Quality Programs Industry Recognition We follow a quality system that manages defined We collaborated with academia on the NEESWood procedures to ensure consistent product quality Capstone project Environmental Health & Safety Careers We conduct safety audits at our manufacturing facilities We value the individuals and the creativity that individuals around the world can bring to the workplace For more information, visit http://www.simpsonmfg.com/social-responsibility 20

APPENDIX

Wood Construction — Product Spotlight Truss Products Truss Software • Truss plates are made from light-gauge • Our truss software supports our core wood product galvanized steel and are pressed into lumber to offering by providing a complete system join wood members together, which create a • Our Component Solutions® truss software suite structural roof truss offers comprehensive project management and • Our manufacturing facilities incorporate state-of- design tools in a real-time 3D experience the-art technology to consistently produce top- • Truss Studio® provides simple, robust tools for quality truss connector plates with some of the truss design that enable Designers to become highest loads in the industry proficient in less time • CS Director® streamlines project management by Select Truss Products and Software scheduling and tracking tasks, creating truss libraries, managing workflows and providing access to remote team members • EWP Studio® is a layout, design and analysis solution for engineered wood products that complements our component software offering TRUSS PLATES ROOF TRUSS SEISMIC AND CLIPS HURRICANE TIES 22

Wood Construction — Product Spotlight Outdoor Accents® Decorative Hardware • Outdoor Accents wood connectors and fasteners offer decorative appeal and structural strength to outdoor living areas such as pergolas, gazebos and patio covers • The hardware accommodates various lumber sizes, providing flexibility for designing and building custom outdoor structures Select Outdoor Accents Products APB ADJUSTABLE APT FLAT OUTDOOR ACCENTS POST BASE FOR STRAPS FOR STRUCTURAL WOOD SCREW COLUMNS AND POSTS 90 ANGLES AND HEX-HEAD WASHER 23

Concrete Construction — Product Spotlight Mechanical Anchors • Our mechanical anchors are designed to install easily and securely into a variety of base materials — including concrete, brick and stone • For applications where there is a risk of concrete cracking, specific anchors have been designed and tested to offer reliability under these conditions • Engineers and contractors trust Simpson Strong-Tie anchors for optimum performance under the most demanding structural applications Select Mechanical Anchors Products TITEN HD® HEAVY TITEN® 2 CONCRETE STRONG-BOLT® 2 DUTY SCREW ANCHOR AND MASONRY SCREW WEDGE ANCHOR 24

Software Critical to Preserve & Grow Core Business

Technology strengthens our value proposition as the industry trusted partner in construction solutions and building software systems.

INVESTMENTS IN SOFTWARE

Acquired CG Visions (January 2017)

- Provides expertise and resources to offer software solutions and services to builders and lumber building material dealers
- Supports efforts to further develop integrated software component solutions for the building industry

Proprietary Truss Software

- Ongoing development to support truss component manufacturers
- Small and medium-sized component manufacturers represent >40% of truss market
  - Focused on converting medium-sized customers
  - Enabled by increased software capabilities and sophistication of our solutions

THREE PILLARS

DEVELOPMENT

- Truss Studio design
- Director management
- Web apps

PARTNER

- Hyphen back office ERP
- CSD I joist floor design
- Wall panel design

ACQUIRE

- CG Visions
- LotSpec Acad & Revit options

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The SAP Project SAP STRATEGY  Why? Legacy platform no longer able to support growing and complex needs of the business  Current focus on converting all North American locations before other foreign operations to create efficiencies  No scope creep helps contain costs  Limited customization helps ensure consistency PROJECT COSTS ($ millions) 2016A 2017A 2018A 2019E - 2021E Total Total Project Costs $3 $8 $15 ~$12 - $14 ~$38 - $40 Total Expense $1 $2 $10 Notes: ~$5.0 million contingency included: IT Business analysts, full-time Business Process Owners, IT training 26

2020 Plan Improvements by Initiative In an effort to both reduce costs and drive profitability, we will be focused on operational improvements in our key focus areas. EUROPE CONCRETE SOFTWARE • Consolidated European • Ceased development of • Investing in software management team to one low-margin concrete repair solution enhancements head of operations; product lines; addressable while holding R&D creates efficiencies and market size shifts to $1.3B expenses steady accountability across • Improved concrete gross • Refocus efforts on European business profit margins by 240 basis medium-sized truss • Divested Gbo Poland and points year-over-year in component manufacturers Gbo Romania; enables 2018 to grow share management to focus on • Focus on higher-margin • Continue to support end user markets core to product lines and cease smaller-sized its strategy acquisitions in concrete customers repair space • Improve operating efficiencies through rationalization of manufacturing footprint We will continuously review our progress against these initiatives – if we are not on track, we will evaluate more aggressive steps. 27

Track Record of Shareholder Engagement and Responsiveness • Members of our management and Board engaged with stockholders, representing ~51% of our shares, regarding compensation and governance topics, which resulted in the following changes:  Introduced long-term incentive award with three year relative TSR performance modifier 2015  Increased percentage of NEO’s compensation that is delivered in equity and vests over multiple years  Added stock ownership guidelines for each of our Named Executive Officers and directors  Improved disclosure of our compensation programs • Hired independent compensation consultant to assist the Board in redesigning the compensation plan • In direct response to stockholder feedback and following a deep review of our executive compensation and governance practices, the Board approved several significant changes including:  Transformed our executive compensation program to enhance long-term performance orientation • Increased the proportion of total NEO compensation delivered in equity with multi-year vesting • Established three year performance measurement period in long-term incentive awards 2016 • Adopted operational metrics in long-term incentives that align with our strategy • Modified compensation targeting practices to target the median for compensation elements  Eliminated the stockholder rights plan  Shortened director term limits to 15 years for new directors that are elected to the Board (current directors’ term limits will remain at 20 years)  Adopted compensation risk policies; clawback, anti-hedging and anti-pledging • Called a special meeting to provide stockholders with an opportunity to vote on Board declassification and the elimination of cumulative voting • Committed to adopt proxy access after the special meeting of stockholders 2017 • Announced the retirement of Thomas Fitzmyers as Vice Chairman of the Board, effective as of the 2017 Annual Meeting of Stockholders • Elected new independent director, Michael Bless, at the 2017 Annual Meeting of Stockholders • Unveiled "2020 Plan" to improve operational performance and enhance shareholder value • Announced the election of current board member James Andrasick as chairman of the Board, effective January 1, 2019 • Peter Louras served as the Company’s chairman until December 31, 2018 and will continue to serve on the Board 2018 until the 2019 annual meeting. In accordance with the Board’s Corporate Governance Guidelines on director tenure, which provides that no non-employee director who was on the Board prior to 2016 will be nominated for reelection after 20 years of board service, the Board does not plan to nominate Mr. Louras for re-election at the 2019 annual meeting of the Company’s stockholders. The Board has a track record of engaging with and seeking the feedback of our stockholders as well as taking action on the feedback received. 28

Return on Invested Capital (“ROIC”) Definition When referred to in this presentation, the Company’s return on invested capital (“ROIC”) for a fiscal year is calculated based on (i) the net income of that year as presented in the Company’s consolidated statements of operations prepared pursuant to generally accepted accounting principles in the U.S. (“GAAP”), as divided by (ii) the average of the sum of the total stockholders’ equity and the total long-term liabilities at the beginning of and at the end of such year, as presented in the Company’s consolidated balance sheets prepared pursuant to GAAP for that applicable year. As such, the Company’s ROIC, a ratio or statistical measure, is calculated using exclusively financial measures presented in accordance with GAAP. 29

SIMPSON’S PEOPLE MAKE THE DIFFERENCE simpsonmfg.com/financials 30